SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): August 27, 1996




                          FIRST SHENANGO BANCORP, INC.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Pennsylvania              0-21076           25-1698967
- ----------------------------  --------------      -------------
(State or other jurisdiction  (SEC File No.)      (IRS Employer
     of incorporation)                            Identification
                                                     Number)



25 North Mill Street, New Castle, Pennsylvania          16101
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:(412) 654-6605
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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        On August 27, 1996, the Board of Directors of First Shenango
Bancorp, Inc. ("the Board") appointed Mr. R. Joseph Hrach to the Board effective October 8, 1996. Mr. Hrach, 48, is President of the Pennsylvania Power Company ("Penn Power") based in New Castle, Pennsylvania, a position he has held since July 1, 1996.
Previously, he was a Division Manager of the Ohio Edison Company, parent company of Penn Power. Mr. Hrach's initial term will expire at the conclusion of First Shenango Bancorp's next annual meeting on April 22, 1997. It is anticipated that Mr. Hrach will be nominated for election by the shareholders at that time to a three-year term.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FIRST SHENANGO BANCORP, INC.

Date:  September 9, 1996                       By: /s/Lonny D. Robinson
       -----------------                           -------------------------
                                                      Lonny D. Robinson
                                                      Vice President, Chief
                                                        Financial Officer and
                                                        Treasurer